UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant’s telephone number, including area code:

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	11
Fund expenses	12
Schedule of investments	14
Statement of assets and liabilities	17
Statement of operations	19
Statements of changes in net assets	20
Financial highlights	21
Notes to financial statements	26
Report of independent registered public accounting firm	37
Additional information	39
Privacy notice	42
Directory of funds' service providers	Back Cover

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust manager commentary (unaudited)

The year 2017 surprised most pundits in several ways. It was the only year since good records have been kept where stocks1 were up every single month. It was the lowest volatility year on record. It had no correction of even 3%, which was unprecedented. Economic growth accelerated globally as the year progressed and the US economy enjoyed a couple of quarters of 3% growth. Earnings grew double digits. Stocks were up over 20%, and The Organization for Economic Co-operation and Development (OECD) indicates that the 45 largest economies in the world were all growing, something not seen in over a decade. The consensus appears to be "more of the same" in 2018. Strategists and investors generally are bullish on the economy, and most also seem to be bullish on stocks.

There is growing concern that the great bond bull market that began in late 1981 is over (this is surely correct in my view), but divergence on what that might mean for stocks. In the Barron's Roundtable, several commented that rising rates could compress valuations if yields went above 3% and that stocks could end the year down. I think that is wrong. I believe that if rates rise in 2018, taking the 10-year Treasury above 3%, that would propel stocks significantly higher, as money exits bond funds for only the second year in the past 10, and moves into stock funds as happened in 2013. Stocks that year were up 30%, mostly as result of that shift in fund flows.

Bonds, in my opinion, have entered a bear market, but one that is likely to be benign for the next year or so. Ten-year yields bottomed in the summer of 2016 at under 1.4% and now are well over 100 basis points higher. I think they should continue to move persistently, but irregularly, higher until the next recession, whenever that may be. Bonds have outperformed stocks for an entire generation and have done so with lower volatility and greater inherent safety due to their contractual payouts. That era is now over in my opinion and stocks will revert to their historic return premium over bonds as global economies grow, and central banks around the world follow the Fed in ending quantitative easing and reducing their balance sheets.

I think we are also likely to see inflation begin to stir, perhaps in a year, as labor force slack and excess manufacturing capacity both decline. Finally, I think the effects of the tax cut are only partially in the stock market. The market appears to have discounted the earnings boost to companies whose profits are mainly domestically sourced. It is not clear that a potentially material pickup in consumption has made its way into stock prices.

Many U.S. companies have already announced special bonuses to employees or increases in their minimum wage as a result of the business tax cut and the ability to repatriate the trillions of cash currently held overseas. The employees getting such bonuses likely have a marginal propensity to consume approaching 100%. Very little will be saved; almost all will be spent, which could add significantly to growth. I think we could print 4 quarters of 3% growth or better

1  As represented by the S&P 500

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

of real Gross Domestic Product (GDP). If inflation hits the Fed's target of 2%, that would imply 5% nominal GDP growth. In a "normal" world, 10-year rates would tend to be around the same as nominal GDP, yet another reason to be wary of investing in bonds.

Overall, I continue to think, as I have since the financial crisis ended, that the path of least resistance for stocks is higher. The path for bonds has now shifted secularly, I believe, and they will not earn positive real returns for many years. Geopolitics remains the single greatest threat to the markets. The President's low approval ratings and an energized Democratic Party could lead to turmoil as the debt ceiling looms in the spring, and the election rolls around in the fall. The Mueller investigation remains another wild card. One consequence of increased geopolitical dislocation might be another very large increase in Bitcoin's value, as it is increasingly seen as isolated and insulated from the conventional economic system. I think all investors would prefer more stability and less drama, except perhaps those whose only investment are cryptoassets or gold.

Thank you for your continued support and we welcome any questions or comments.

Bill Miller, CFA Chief Investment Officer and Portfolio Manager January 14, 2018

Fund Overview

The year 2017 ended up being a strong one for the Fund, which advanced 26.21%, beating the S&P 500 by well over 400 basis points. A fund's performance always depends on a mixture of skill and luck (or lack thereof). Our strong performance is partially attributable to a bounce back after a poor first half of 2016, when many of our stocks fell to nonsensical levels relative to fundamentals. We like to think that we also did a good job picking stocks.

I was talking to an old friend who's covered our team on the sell-side for decades. I was lamenting that despite our strong performance, we still get consistent outflows. He commented that it makes sense for people to want to take profits after being up so much and realizing how much they could lose in 2008. I contended that this way of thinking has actually cost people a lot of money in this bull market. In fact, the Wall Street Journal noted recently that $1 trillion has been pulled out of equity mutual funds since 2012 (albeit some went back into ETFs), during which time the market has risen 116%! To quantify this, you'd be better off staying in for the rise and then suffering a 50% decline than pulling out before the gain.

Miller Opportunity Trust 2017 Annual Report

Average Annual Total Returns and Expenses (%) — as of 12/31/2017

	Without Sales Charges
	QTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A (Inception — 2/3/2009)	5.43	25.95	8.07	18.67	—	19.71
Class C (Inception — 12/30/1999)	5.23	25.00	7.27	17.76	4.25	6.14
Class FI (Inception — 2/13/2004)	5.43	25.91	8.04	18.62	4.96	5.84
Class R (Inception — 12/28/2006)	5.36	25.55	7.73	18.21	4.65	4.06
Class I (Inception — 6/26/2000)	5.45	26.21	8.37	18.98	5.36	7.16
S&P 500[1]	6.64	21.83	11.41	15.79	8.50	5.42
	With Max Sales Charges
	QTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A (Inception — 2/3/2009)	-0.62	18.69	5.96	17.27	—	18.92
Class C (Inception — 12/30/1999)	4.23	24.00	7.27	17.76	4.25	6.14

1  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

Gross (Net) Expenses (%): Class A 1.36 (1.36); Class C 2.15 (2.13); Class FI 1.44 (1.42); Class R 1.71 (1.71); Class I 1.12 (1.09). Gross expenses are the Fund's total annual operating expenses for the share class(es) shown. Miller Value Partners, LLC (the "Adviser") has agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, and 0.93% for Class I through February 28, 2019. Net expense ratios are current to the most recent prospectus dated 4/10/2017 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will ﬂuctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return ﬁgures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

My friend was quite surprised when I told him that Bill has said that in his 30+ year career, it's easier than it has ever been to construct a portfolio you have confidence may do well over five years, but more difficult to do the same over a 6-month horizon. The market is hyper-efficient in the short term but less so in the long term, especially when you focus on fundamentals.

OneMain Financial (OMF), one of our top ten holdings, illustrates this well. Early this year, OMF closed up 29% in one day because it announced that Apollo was

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

buying Fortress's 41% stake in the company, in line with the prior night's closing price. The announcement didn't change OMF's fundamentals one bit. It is expected to earn $4.30 this year, and well over $5.00 next year, while it generates significant capital and deleverages. So at the beginning of the year, people could have paid $26 for a share of OMF (as Apollo, who has a great track record, did) or 6x what it will earn this year. They preferred to pay much higher prices. The one-day 29% return would take a decade to earn in Treasury bonds!

Why would people sacrifice so much return? There was concern about an overhang from Fortress selling, which it had been doing because it needed to exit the holding in its limited-life private equity funds, which had held OMF for nearly a decade and were in distribution mode. Though Fortress's sales had pressured the price somewhat, they would clearly end at some point (though it could have taken 6-12 months). Obviously, you were paid handsomely to own it before there was resolution to the overhang. In order to do so, one had to focus on long-term fundamentals. Few did.

This is exactly what we attempt to do. We believe this is one of the reasons we are one of the top few performing funds since the financial crisis bottom (along with some good luck of course!). The conditions that have allowed us to do well still exist and give us confidence about the future. Does that mean we won't have underperforming periods? Of course not. We are guaranteed to underperform at times. We did in 2011, and in early 2016. Both of those periods were followed by stronger outperformance than usual making them great entry points. I think this shows that a path to generating superior long-term results is to buy the dips, not sell the strength.

While it would be great to sell right before a big market decline, ample evidence exists showing that people cost themselves a lot of money trying to time the market. Dalbar's well-known study on investor behavior shows that investors' returns seriously lag those of the funds they invest in due to poor timing of purchases and sales (i.e., buying high and selling low). So, while there's a lot of handwringing about passive versus active, what you invest in matters a lot less than just staying invested.

Empirical Research does some of the best quantitative work around. A few months ago, they looked at passive (ETF) investing. They concluded that poor timing decisions can be magnified with these investments. Many of the benefits of ETFs (cheap, liquid, commission-free) exacerbate investors' counter-productive tendency to chart-chase. The best performing ETFs tended to get flows, then underperform. They also noted the worst performing ETFs continued to underperform as well.

Dalbar recently issued a new study concluding that investors in passive funds did worse than those in active funds, mainly because they have shorter holding periods and sell when the funds are down. Investors spend gobs of time and

Miller Opportunity Trust 2017 Annual Report

money trying to pick the best investment. In reality, when it comes to diversified funds, the single most important determinant of long-term returns is not what you own, but how you own it. Trying to time the market costs most people dearly. It's quite ironic that it takes the least effort to sit tight and hang on to your investments, yet most people struggle mightily to do it. I guess it should come as no surprise since it takes less physical energy to pass on that donut, but doing so is extremely challenging! At the end of the day, investors should buy things they will have confidence to hold through the ugly times.

We achieve our conviction through a deep and rigorous understanding of our companies' fundamentals. When Delta Airlines (DAL) fell to $32 in 2016 on fears of a recession we didn't believe was imminent, it was helpful to remind ourselves that Delta could earn roughly $2.50-$3.00 in a recession, so you owned it at 10-12x trough earnings (and only 6x what it would ultimately earn one year out).

Today, we are excited about the prospects for the portfolio and continue to find good bargains. In fact, our biggest challenge has not been finding new investments, but rather figuring out which names to sell to fund the new ideas.

Two of the three names we added in the fourth quarter fit more in the "value" category than the "growth" one. We focus on where we see the greatest gaps between prices and our estimates of intrinsic value. We think that growth is an important input into the value equation. Some of our top contributors in 2017 (RH (RH), Wayfair (W), Amazon (AMZN)) fit more in the traditional "growth" camp, which allowed us to outperform in a year where value strategies struggled. We always try to have a mix of secularly mispriced securities (i.e., long-term durable growth) and cyclically mispriced ones (i.e., classic value names). We think this diversification serves us well in different market environments. Currently, the market is serving up more bargains in the latter bucket, although we still think many secular growers, like Amazon and Facebook, are quite attractive here.

Currently, the portfolio trades at 15x earnings to the market's 20x multiple, a significant discount, while still having significant long-term growth potential. We realized the vast majority of gains in the Fund to offset expiring tax-loss carryforwards, which puts the Fund in a tax-friendly position. We are excited about the future prospects for the portfolio and appreciate all our investors' support.

Samantha McLemore, CFA
Portfolio Manager
January 15, 2018

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

1. What is the Fund's investment strategy?

The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives, and other financial instruments that, in the portfolio managers' opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy when selecting investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign securities, debt securities, derivatives and other financial instruments. The Fund may also engage to a substantial degree in short sales of securities and other instruments and borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as "leveraging." Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as "junk" bonds, and unrated securities.

2. What were the overall market conditions during the Fund's reporting period?

The S&P 500 Index finished the year up 21.83%, the Dow Jones Industrial Average returned 28.11%, and the Nasdaq Composite surpassed both, closing out the year with a rise of 29.73%. Nine out of the eleven sectors in the S&P 500 posted positive returns at year end, with Information Technology and Materials gaining the most with returns of 38.83% and 23.84%, respectively. On the other hand, Telecommunications did the worst posting returns of -1.25%. Large-caps outperformed mid-caps, which beat small-cap names. Specifically, the large-cap Russell 1000 Index returned 21.68%, ahead of the Russell MidCap Index's 18.50% return for the year. The small-cap Russell 2000 Index posted 14.63% returns. Growth stocks outperformed value stocks with the Russell 1000 Growth rising 30.21% compared with the Russell 1000 Value Index's increase of 13.64% over the year. Stocks outperformed bonds, with the Barclays U.S. Aggregate underperforming all equity benchmarks with a 3.54% return. Long-dated US Treasuries performed better with the Barclays Long-Term Treasury Index rising 8.98%. Gold continued its rebound in 2017, increasing by 12.01%. The US Dollar Index declined 9.87%, while oil prices rose 12.47%. All major developed countries ended the year up in local currency terms, with Hong Kong being the top market with a total return of 41.27% in local currency terms. Emerging market countries also had a strong year with India and Brazil posting the largest gains in local currency terms, 30.27% and 26.86%, respectively.

Miller Opportunity Trust 2017 Annual Report

3. How did we respond to these changing market conditions?

The Fund initiated 17 new positions and eliminated 17 holdings during the year. The activity was driven by bottom-up stock picking, as opposed to a wholesale shift in strategic portfolio positioning. The Fund continued to monetize volatility in the market by paring back winners and adding to names where the market doesn't appropriately reflect the embedded intrinsic value. The Fund is positioned in primarily four areas: health care, financials, airlines and selected consumer discretionary. The Fund continued to increase its weight in healthcare from 17% in 2016 to 23% by the end of 2017. The weight in consumer discretionary increased from roughly 21% at the end of 2016 to about 31% at the end of 2017.

4. What were the leading contributors to performance?

RH (RH) was among the top three contributors with returns of 182.3% for the period. The Apple Inc. C100 1/18 call options were the second top contributor with a total return of 243.5%. Wayfair Inc. (W) finished out the group with a total return of 97.1%.

5. What were the leading detractors from performance?

Pandora Media Inc. (P) was the biggest detractor during the year declining -63.0%. This was followed by Intrexon Corp. (XON) which underperformed in 2017, declining -51.7% over the year. Endo Pharmaceuticals Holdings Inc. (ENDP) finished out the year down -53.1%.

6. Were there any significant changes to the Fund during the reporting period?

The Fund initiated 17 new positions and eliminated 17 holdings during the year for a net move of 0, bringing the Fund's total names to 36. The Fund's top ten holdings by issuer increased to 48.24% of the portfolio from 46.99% in the prior year.

 The Fund was most active in consumer discretionary. In the consumer discretionary sector, we initiated positions in Wayfair Inc. (W), Foot Locker Inc. (FL), Discovery Communications Inc. (DISCA) and Stitch Fix Inc. (SFIX). As for selling activity, the Fund sold out of the most positions in financials. Some of the holdings that were eliminated were Radian Group Inc. (RDN), Nationstar Mortgage Holdings (NSM), and Penny Mac Financial Services Inc. (PMT).

The Dow Jones Industrial Average (DJIA) is an unmanaged index composed of 30 blue-chip stocks, each with annual sales exceeding $7 billion. The DJIA is price-weighted, reflects large-cap companies representative of U.S. industry, and historically has moved in tandem with other major market indexes, such as the S&P 500. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. The S&P 500 Index is a

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

market capitalization-weighted index of 500 widely held common stocks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The US Dollar Index measures the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of US trade partners' currencies. The Barclays U.S. Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Barclays Long-Term Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Basis point is one hundredth of one percent.

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Miller Opportunity Trust 2017 Annual Report

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulation and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Earnings growth is not representative of the Fund's future performance.

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual funds, ETF's, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Active investing has higher management fees because of the manager's increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed funds involves risk and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed funds may have higher portfolio turnover than passively managed funds. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Miller Opportunity Trust 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investment as of December 31, 2017 and December 31, 2016 The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2017 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2017 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.97%	$1,000.00	$1,049.70	1.34%	$6.92
Class C	4.54	1,000.00	1,045.40	2.11	10.88
Class FI	4.94	1,000.00	1,049.40	1.39	7.18
Class R	4.81	1,000.00	1,048.10	1.66	8.57
Class I	5.07	1,000.00	1,050.70	1.09	5.63

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.45	1.34%	$6.82
Class C	5.00	1,000.00	1,014.57	2.11	10.71
Class FI	5.00	1,000.00	1,018.20	1.39	7.07
Class R	5.00	1,000.00	1,016.84	1.66	8.44
Class I	5.00	1,000.00	1,019.71	1.09	5.55

1  For the six months ended December 31, 2017.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Miller Opportunity Trust 2017 Annual Report

Schedule of investments

December 31, 2017

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 100.1%
Consumer Discretionary — 31.2%
Household Durables — 8.9%
Lennar Corp., Class A Shares	1,080,200	$68,311,848	(a)
PulteGroup Inc.	1,900,000	63,175,000	(a)
Total Household Durables		131,486,848
Internet & Direct Marketing Retail — 11.1%
Amazon.com Inc.	75,000	87,710,250	*
Stitch Fix Inc., Class A Shares	1,074,542	27,755,420	(b)*
Wayfair Inc., Class A Shares	600,000	48,162,000	*
Total Internet & Direct Marketing Retail		163,627,670
Media — 2.0%
Discovery Communications Inc., Class A Shares	1,300,000	29,094,000	*
Specialty Retail — 9.2%
Foot Locker Inc.	1,000,000	46,880,000
Gamestop Corp., Class A Shares	980,000	17,591,000	(a)
RH	820,000	70,692,200	*
Total Specialty Retail		135,163,200
Total Consumer Discretionary		459,371,718
Financials — 18.2%
Banks — 7.4%
Bank of America Corp.	2,100,000	61,992,000
Citigroup Inc.	640,000	47,622,400
Total Banks		109,614,400
Consumer Finance — 4.3%
OneMain Holdings, Inc.	2,425,000	63,025,750	*
Insurance — 2.5%
Genworth Financial Inc., Class A Shares	11,850,000	36,853,500	(a)*
Stocks — 1.0%
GTY Technology Holdings Inc.	1,453,300	14,968,990	*
Thrifts & Mortgage Finance — 3.0%
MGIC Investment Corp.	3,100,000	43,741,000	(a)*
Total Financials		268,203,640
Health Care — 22.9%
Biotechnology — 9.2%
Alexion Pharmaceuticals Inc.	340,000	40,660,600	*
Flexion Therapeutics Inc.	1,800,000	45,072,000	*
Intrexon Corp.	2,900,000	33,408,000	(a)*
ZIOPHARM Oncology Inc.	3,820,000	15,814,800	*
Total Biotechnology		134,955,400

Miller Opportunity Trust 2017 Annual Report

Miller Opportunity Trust

Security			Shares	Value
Health Care Technology — 1.2%
athenahealth Inc.			130,000	$17,295,200	*
Pharmaceuticals — 12.5%
Allergan PLC			122,000	19,956,760
Endo International PLC			5,200,000	40,300,000	(a)*
Mallinckrodt PLC			1,300,000	29,328,000	(a)*
Valeant Pharmaceuticals International Inc.			4,600,000	95,588,000	*
Total Pharmaceuticals				185,172,760
Total Health Care				337,423,360
Industrials — 13.0%
Airlines — 13.0%
American Airlines Group Inc.			1,270,000	66,078,100	(a)
Delta Air Lines Inc.			1,270,000	71,120,000	(a)
United Continental Holdings Inc.			810,100	54,600,740	(a)*
Total Airlines				191,798,840
Total Industrials				191,798,840
Information Technology — 9.4%
Internet Software & Services — 9.4%
Endurance International Group Holdings Inc.			4,700,000	39,480,000	*
Facebook Inc. Class A Shares			170,000	29,998,200	*
Pandora Media Inc.			3,927,900	18,932,478	*
Quotient Technology Inc.			4,250,000	49,937,500	*
Total Internet Software & Services				138,348,178
Total Information Technology				138,348,178
Materials — 3.4%
Chemicals — 3.4%
Platform Specialty Products Corp.			5,000,000	49,600,000	(a)*
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 2.0%
CenturyLink Inc.			1,800,000	30,024,000
Total Common Stocks (Cost — $1,825,339,397)				1,474,769,736
Investment Fund — 1.4%
Pangaea One, LP (Cost — $36,591,465)				21,070,556	(b)(c)(d)
	Expiration Date	Notional	Contracts
Purchased Options — 1.9%
Apple Inc., Call @ $100.00	Jan. 18, 2019	$65,999,700	3,900	27,680,250
Total Purchased Options (Cost — $28,813,362)				27,680,250

Miller Opportunity Trust 2017 Annual Report

Schedule of investments (cont'd)

December 31, 2017

Miller Opportunity Trust

Security	Expiration Date	Shares	Value
Warrants — 4.3%
JPMorgan Chase & Co. (Cost — $62,772,429)	Oct. 28, 2018	950,000	$63,108,500
Total Investments — 107.7% (Cost — $1,953,516,653)			1,586,629,042
Liabilities in Excess of Other Assets — (7.7)%			(112,855,859)
Total Net Assets — 100.0%			$1,473,773,183

*  Non-income producing security.

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2017, the total market value of investments in Affiliated Companies was $48,825,976 and the cost was $63,859,458. (See Note 3).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 10).

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $1,889,657,195)	$1,537,803,066
Investments in affiliated securities, at value (Cost — $63,859,458)	48,825,976
Cash	8,018,441
Receivable for securities sold	19,416,703
Receivable for Fund shares sold	2,227,584
Dividends receivable	171,000
Securities litigation proceeds receivable	2,156
Prepaid expenses	51,563
Total Assets	1,616,516,489
Liabilities:
Payable for securities purchased	21,716,208
Payable for Fund shares repurchased	1,579,436
Investment management fee payable	1,015,524
Service and/or distribution fees payable	940,946
Accrued other expenses	271,832
Interest payable	219,360
Loan payable (Note 7)	117,000,000
Total Liabilities	142,743,306
Total Net Assets	$1,473,773,183
Net Assets:
Paid-in capital	$1,835,868,749
Accumulated net investment loss	(603,681)
Accumulated net realized gain on investments	5,395,726
Net unrealized depreciation on unaffiliated investments	(351,854,129)
Net unrealized depreciation on affiliated investments	(15,033,482)
Total Net Assets	$1,473,773,183

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Statement of assets and liabilities (cont'd)

December 31, 2017

Net Assets:
Class A	$266,560,435
Class C	$694,001,398
Class FI	$24,393,559
Class R	$8,366,897
Class I	$480,450,894
Shares Oustanding:
Class A	11,162,895
Class C	30,779,394
Class FI	990,152
Class R	348,957
Class I	18,540,045
Net Asset Value:
Class A (and redemption price)	$23.88
Class C *	$22.55
Class FI (and redemption price)	$24.64
Class R (and redemption price)	$23.98
Class I (and redemption price)	$25.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$25.34

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from unaffiliated investments	$9,085,852
Dividends from affiliated investments	657,597
Total Investment Income	9,743,449
Expenses:
Investment management fee (Note 3)	10,794,437
Distribution fees (Note 6)	7,532,588
Interest expense (Note 7)	2,259,009
Transfer agent fees (Note 6)	1,397,761
Fund accounting fees	595,355
Shareholder reports	206,870
Registration fees	115,802
Custody fees	84,194
Legal fees	48,983
Trustees' fees	27,355
Insurance	26,281
Audit and tax fees	17,000
Compliance fees	10,358
Miscellaneous expenses	27,147
Total Expenses	23,143,140
Less: Fee waivers (Note 3)	(158,192)
Net Expenses	22,984,948
Net investment loss	(13,241,499)
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 4):
Net Realized Gain From:
Investments in unaffiliated securities	312,165,498
Investments in affiliated securities	110,386,787
Net Realized Gain	422,552,285
Change in Net Unrealized Appreciation / Depreciation From:
Investments in unaffiliated securities	(105,720,911)
Investments in affiliated securities	11,072,650
Change in Net Unrealized Appreciation / Depreciation	(94,648,261)
Net Gain on Investments	327,904,024
Increase in Net Assets from Operations	$314,662,525

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2017	2016
Operations:
Net investment loss	$(13,241,499)	$(11,419,026)
Net realized gain	422,552,285	728,438,663
Change in net unrealized appreciation / depreciation	(94,648,261)	(842,324,467)
Increase (Decrease) in Net Assets from Operations	314,662,525	(125,304,830)
Fund Share Transactions (Note 8):
Net proceeds from sale of shares	219,418,833	262,614,335
Cost of shares repurchased	(353,374,029)	(944,628,866)
Cost of shares redeemed in-kind	—	(146,819,618)
Decrease in Net Assets from Fund Share Transactions	(133,955,196)	(828,834,149)
Increase (Decrease) in Net Assets	180,707,329	(954,138,979)
Net Assets:
Beginning of year	1,293,065,854	2,247,204,833
End of year *	$1,473,773,183	$1,293,065,854
* Includes accumulated net investment loss of:	$(603,681)	$(254,641)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares[1]	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.96	$19.01	$18.92	$17.06	$10.27
Income (loss) from operations:
Net investment income (loss)	(0.14)	(0.09)	(0.10)	0.03	0.07
Net realized and unrealized gain	5.06	0.04[2]	0.19	1.83	6.89
Total income (loss) from operations	4.92	(0.05)	0.09	1.86	6.96
Less distributions from:
Net investment income	—	—	—	—	(0.17)
Total distributions:	—	—	—	—	(0.17)
Net asset value, end of year	$23.88	$18.96	$19.01	$18.92	$17.06
Total return[3]	25.95%	(0.26)%[4]	0.48%[4]	10.97%	68.03%
Net assets, end of year (000s)	$266,560	$216,974	$249,577	$170,661	$130,470
Ratios to average net assets:
Gross expenses[5]	1.34%	1.31%	1.19%	1.19%	1.21%
Net expenses[5]	1.34[6]	1.31	1.19	1.19	1.21
Net investment income (loss)	(0.64)	(0.52)	(0.47)	0.18	0.48
Portfolio turnover rate	120%	85%[7]	16%	32%	17%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.37)% and 0.42% for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares to 1.20%. Interest expense for the year ended December 31, 2017, was 0.16%. Excluding interest, the expense ratio is 1.18% for the year ended December 31, 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class C Shares[1]	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.04	$18.23	$18.27	$16.61	$10.01
Income (loss) from operations:
Net investment loss	(0.29)	(0.21)	(0.23)	(0.11)	(0.04)
Net realized and unrealized gain	4.80	0.02[2]	0.19	1.77	6.71
Total income (loss) from operations	4.51	(0.19)	(0.04)	1.66	6.67
Less distributions from:
Net investment income	—	—	—	—	(0.07)
Total distributions:	—	—	—	—	(0.07)
Net asset value, end of year	$22.55	$18.04	$18.23	$18.27	$16.61
Total return[3]	25.00%	(1.04)%[4]	(0.22)%[4]	9.99%	66.82%
Net assets, end of year (000s)	$694,001	$657,038	$864,654	$904,354	$893,441
Ratios to average net assets:
Gross expenses[5]	2.11%	2.09%	1.95%	1.98%	2.02%
Net expenses[5]	2.11[6]	2.09	1.95	1.98	2.02
Net investment loss	(1.42)	(1.30)	(1.21)	(0.61)	(0.33)
Portfolio turnover rate	120%	85%[7]	16%	32%	17%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.15)% and (0.27%) for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares to 1.97%. Interest expense for the year ended December 31, 2017, was 0.16%. Excluding interest, the expense ratio is 1.95% for the year ended December 31, 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares[1]	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.57	$19.62	$19.54	$17.63	$10.62
Income (loss) from operations:
Net investment income (loss)	(0.16)	(0.10)	(0.10)	0.02	0.06
Net realized and unrealized gain	5.23	0.05[2]	0.18	1.89	7.13
Total income (loss) from operations	5.07	(0.05)	0.08	1.91	7.19
Less distributions from:
Net investment income	—	—	—	—	(0.18)
Total distributions:	—	—	—	—	(0.18)
Net asset value, end of year	$24.64	$19.57	$19.62	$19.54	$17.63
Total return[3]	25.91%	(0.25)%[4]	0.41%[4]	10.90%	67.97%
Net assets, end of year (000s)	$24,394	$22,474	$43,464	$74,096	$105,824
Ratios to average net assets:
Gross expenses[5]	1.39%	1.35%	1.22%	1.25%	1.27%
Net expenses[5]	1.39[6]	1.35	1.22	1.25	1.27
Net investment income (loss)	(0.70)	(0.56)	(0.47)	0.13	0.45
Portfolio turnover rate	120%	85%[7]	16%	32%	17%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.36)% and 0.36% for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares to 1.26%. Interest expense for the year ended December 31, 2017, was 0.16%. Excluding interest, the expense ratio is 1.23% for the year ended December 31, 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class R Shares[1]	2017	2016	2015	2014	2013
Net asset value, beginning of year	$19.10	$19.21	$19.18	$17.37	$10.48
Income (loss) from operations:
Net investment income (loss)	(0.21)	(0.15)	(0.16)	(0.05)	0.00[2]
Net realized and unrealized gain	5.09	0.04[3]	0.19	1.86	7.01
Total income (loss) from operations	4.88	(0.11)	0.03	1.81	7.01
Less distributions from:
Net investment income	—	—	—	—	(0.12)
Total distributions:	—	—	—	—	(0.12)
Net asset value, end of year	$23.98	$19.10	$19.21	$19.18	$17.37
Total return[4]	25.55%	(0.57)%[5]	0.16%[5]	10.42%	67.18%
Net assets, end of year (000s)	$8,367	$7,708	$7,864	$6,361	$6,041
Ratios to average net assets:
Gross expenses[6]	1.66%	1.66%	1.52%	1.64%	1.69%
Net expenses[6]	1.66[7]	1.66	1.52	1.64	1.69
Net investment income (loss)	(0.97)	(0.86)	(0.80)	(0.27)	0.02
Portfolio turnover rate	120%	85%[8]	16%	32%	17%

1  Per share amounts have been calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.68)% and 0.10% for the years ended December 31, 2016 and 2015, respectively.

6  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

7  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares to 1.55%. Interest expense for the year ended December 31, 2017, was 0.16%. Excluding interest, the expense ratio is 1.50% for the year ended December 31, 2017 (see Note 3).

8  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares[1]	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.53	$20.51	$20.36	$18.31	$11.01
Income (loss) from operations:
Net investment income (loss)	(0.09)	(0.06)	(0.05)	0.08	0.11
Net realized and unrealized gain	5.47	0.08[2]	0.20	1.98	7.38
Total income from operations	5.38	0.02	0.15	2.06	7.49
Less distributions from:
Net investment income	—	—	—	(0.01)	(0.19)
Total distributions:	—	—	—	(0.01)	(0.19)
Net asset value, end of year	$25.91	$20.53	$20.51	$20.36	$18.31
Total return[3]	26.21%	0.10%[4]	0.74%[4]	11.23%	68.45%
Net assets, end of year (000s)	$480,451	$388,872	$1,081,646	$1,007,840	$737,849
Ratios to average net assets:
Gross expenses[5]	1.12%	1.05%	0.94%	0.94%	0.93%
Net expenses[5]	1.09[6]	1.05	0.94	0.94	0.93
Net investment income (loss)	(0.39)	(0.30)	(0.21)	0.43	0.75
Portfolio turnover rate	120%	85%[7]	16%	32%	17%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.05)% and 0.69% for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares to 0.93%. Interest expense for the year ended December 31, 2017, was 0.16%. Excluding interest, the expense ratio is 0.93% for the year ended December 31, 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2017 Annual Report

Notes to financial statements

1. Organization

Miller Opportunity Trust (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2017 Annual Report

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical securities. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's consolidated investments in each category investment type as of December 31, 2017:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments†
Common Stocks	$1,474,769,736	$—	$—	$1,474,769,736
Investment Funds	—	—	21,070,556	21,070,556
Purchased Options	—	27,680,250	—	27,680,250
Warrants	63,108,500	—	—	63,108,500
Total Investments	$1,537,878,236	$27,680,250	$21,070,556	$1,586,629,042

†  See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2017 Annual Report

Notes to financial statements (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund
Balance at December 31, 2016	$22,145,798
Realized gain (loss)[1]	1,445,570
Partnership distributions	(2,598,357)
Change in unrealized appreciation (depreciation)[2]	77,545
Balance at December 31, 2017	$21,070,556

1  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The Fund recognizes transfers between levels at the end of the reporting period. Transfers between Level 1 and Level 2 for purchased options relate to differences in valuation methodology applied at December 31, 2016 versus December 31, 2017. At the year ended December 31, 2017, $27,680,250 was transferred from Level 1 to Level 2.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at December 31, 2017	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input *
Limited Partnership Interests	$21,070,556	NAV of Limited Partnership Interest	Liquidity Discount	10%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased options expires, the Fund realizes a loss

Miller Opportunity Trust 2017 Annual Report

equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Predecessor Fund had an arrangement with its custodian bank whereby a portion of the custodian's fees were paid indirectly by credits earned on the Fund's cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have

Miller Opportunity Trust 2017 Annual Report

Notes to financial statements (cont'd)

not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of December 31, 2017, open tax years for the Fund include the tax years ended December 31, 2014, December 31, 2015 and December 31, 2016.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. The Predecessor Fund had a similar agreement with the Adviser.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's administrator and transfer agent. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") and affiliate to USBFS, acts as the Fund's distributor and principal underwriter. Prior to the conversion,

Miller Opportunity Trust 2017 Annual Report

Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned subsidiary of Legg Mason, served as the Fund's sole an exclusive distributor.

Effective February 27, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 28, 2019. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I
1.20%	1.97%	1.26%	1.55%	0.93%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended December 31, 2017, fees waived amounted to $158,192 which is subject to potential recapture by the Adviser through December 31, 2020.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017 LMIS and its affiliates retained sales charges of $3,756 on sales of the Predecessor Fund's Class A shares. Quasar retained sales charges of $40,929 for Class A shares. In addition, $45 and $319 in CDSCs were paid to LMIS for the year ended December 31, 2017 for qualifying sales of Class A and Class C of the Predecessor Fund, respectively. The Advisor received $23,654 in CDSCs on qualifying sales of Class C shares for the year ended December 31, 2017.

Miller Opportunity Trust 2017 Annual Report

Notes to financial statements (cont'd)

4. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,798,501,338
Sales	2,011,576,335

5. Derivative instruments and hedging activities

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES

Equity Risk
Purchased options[1]	$27,680,250

1  Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVIATIVES RECOGNIZED

Equity Risk
Purchased options[1]	$82,618,274

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Equity Risk
Purchased options[1]	$(2,866,455)

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

Miller Opportunity Trust 2017 Annual Report

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$53,117,848

6. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$607,270	$181,116
Class C	6,824,318	673,312
Class FI	59,120	29,886
Class R	41,880	12,354
Class I	—	501,093
Total	$7,532,588	$1,397,761

7. Line of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $150,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may

Miller Opportunity Trust 2017 Annual Report

Notes to financial statements (cont'd)

limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement. Interest expense related to the Leveraging Credit Agreement for the year ended December 31, 2017 was $2,259,009. The Fund incurred no commitment fee for the year ended December 31, 2017. At December 31, 2017, the Fund had $117,000,000 of borrowings outstanding per the Leverage Credit Agreement. For the year ended December 31, 2017, the average daily borrowings were $121,894,444 and the weighted average interest rate was 1.85%.

8. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,738,150	$60,707,642	6,306,176	$104,255,654
Shares repurchased	(3,017,844)	(65,227,118)	(7,995,728)	(132,787,573)
Net decrease	(279,694)	$(4,519,476)	(1,689,552)	$(28,531,919)
Class C
Shares sold	955,988	$19,836,030	1,277,429	$20,393,410
Shares repurchased	(6,591,046)	(134,177,980)	(12,305,506)	(199,291,344)
Net decrease	(5,635,058)	$(114,341,950)	(11,028,077)	$(178,897,934)
Class FI
Shares sold	196,498	$4,366,752	121,051	$2,087,903
Shares repurchased	(354,569)	(7,814,308)	(1,187,708)	(20,447,732)
Net decrease	(158,071)	$(3,447,556)	(1,066,657)	$(18,359,829)
Class R
Shares sold	120,463	$2,576,065	129,441	$2,149,277
Shares repurchased	(175,028)	(3,771,174)	(135,314)	(2,255,960)
Net decrease	(54,565)	$(1,195,109)	(5,873)	$(106,683)

Miller Opportunity Trust 2017 Annual Report

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,614,031	$131,932,344	7,350,101	$133,728,091
Shares repurchased	(6,018,475)	(142,383,449)	(32,952,348)	(589,846,257)
Shares redeemed in-kind	—	—	(8,197,634)	(146,819,618)
Net decrease	(404,444)	$(10,451,105)	(33,799,881)	$(602,937,784)
Total decrease	(6,531,832)	$(133,955,196)	(47,590,040)	$(828,834,149)

9. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2017:

	Pangaea One, LP	Quotient Technology[1]	RH2	Stitch Fix Inc. Class A Shares	Total
Value at December 31, 2016	$22,145,798	$50,525,000	$36,840,000	$—	$109,510,798
Purchases	—	1,250,931	117,311,172	67,187,226	185,749,329
Sales / Partnership Distributions	(2,598,357)	(8,297,274)	(172,741,728)	(50,638,269)	(234,275,628)
Change in Unrealized Gain (Loss)	77,545	6,526,864	(9,007,446)	487,427	(1,915,610)
Realized Gain (Loss) on Sales / Distributions	1,445,570	(68,021)	98,290,202	10,719,036	110,386,787
Value at December 31, 2017	$21,070,556	$49,937,500	$70,692,200	$27,755,420	$169,455,676
Amortization, Dividend, Interest Income	$657,597	$—	$—	$—	$657,597

1  Quotient Technology was an affiliated company at December 31, 2016, and was no longer an affiliated company at December 31, 2017.

2  RH was an affiliated company during certain periods of the year ended December 31, 2017. RH was not an affiliated company at December 31, 2016, and was no longer an affiliated company at December 31, 2017.

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at December 31, 2017	Percent of Net Assets	Open Commitments[2]
Pangaea One, LP1	$36,591,465	$21,070,556	1.4%	$2,188,093

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2017, the Fund had open commitment of $2,188,093.

Miller Opportunity Trust 2017 Annual Report

Notes to financial statements (cont'd)

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2017 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

12. Income tax information and distributions to shareholders

The Fund did not make any distributions during the year ended December 31, 2017 or the fiscal year ended December 31, 2016.

At December 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,948,556,917
Unrealized appreciation	15,457,349
Unrealized depreciation	(377,385,224)
Net unrealized depreciation	$(361,927,875)
Deferred capital losses(a)	(116,264)
Other book/tax temporary differences(b)	(51,427)
Total accumulated loss	$(362,095,566)

(a)  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(b)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$12,892,459	$390,922,274	$(403,814,733)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of net operating losses, partnership investments, passive foreign investment companies and expired capital loss carryforwards.

Miller Opportunity Trust 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Opportunity Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Opportunity Trust, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2017, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for each of the years in the four-year period ended December 31, 2016 were audited by other auditors whose report dated February 17, 2017, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Miller Opportunity Trust 2017 Annual Report

Report of independent registered public accounting firm (cont'd)

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers, and other appropriate parties. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audits provide a reasonable basis for our opinion.

  BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2014.

Philadelphia, Pennsylvania
February 27, 2018

Miller Opportunity Trust 2017 Annual Report

Additional information (unaudited)

December 31, 2017

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was 0%.

Miller Opportunity Trust 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC.	1	None

Miller Opportunity Trust 2017 Annual Report

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009 — 2012)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Opportunity Trust 2017 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2017 Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Opportunity Trust

	BBD, LLP	PricewaterhouseCoopers LLP
	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$17,000	$57,847
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$5,920
All Other Fees	N/A	$513

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Opportunity Trust

	BBD, LLP	PricewaterhouseCoopers LLP
	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Opportunity Trust

	BBD, LLP	PricewaterhouseCoopers LLP
Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$3,000	$5,920
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	March 8, 2018

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	March 8, 2018